CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned chief executive officer and chief financial officer of the Registrant hereby certify that, to their knowledge, this Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                            By:/s/ Don Jennings
                               ----------------------------------------------
                               Name:    Don Jennings
                               Title:   President and Chief Executive Officer



                            By:/s/ R. Clay Hulette
                               ----------------------------------------------
                               Name:    R. Clay Hulette
                               Title:   Vice President and Chief Financial
                                        Officer

                                       Date: May 12, 2003